Exhibit 99.1

Volkswagen Auto Lease Trust 2002-A					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005 Data Status: Fresh						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				2/17/2005

2	Payment Date				2/22/2005

3	Collection Period			12/27/2004	1/29/2005	34

4	Monthly Interest Period- Actual			1/20/2005	2/21/2005	33

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	122,623,315.51	43,810,859.31	78,812,456.20	0.1446100
9	Class A-4 Notes	310,000,000.00	310,000,000.00	—	310,000,000.00	1.0000000
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,783.00	$563,058,098.51	$43,810,859.31	$519,247,239.20

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	241,159.19	1.9666667	44,052,018.50	359.2466760
15	Class A-4 Notes	2.7500%	710,416.67	2.2916667	710,416.67	2.2916667

	Equals: Total Securities		951,575.85		44,762,435.16

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					13,244,020.16
17	Sales Proceeds - Early Terminations					10,116,273.94
18	Sales Proceeds - Scheduled Terminations					19,043,810.85
19	Security Deposits for Terminated Accounts					205,225.00
20	Excess Wear and Tear Received					156,068.87
21	Excess Mileage Charges Received					235,759.57
22	Other Recoveries Received					1,084,035.01

23	Subtotal: Total Collections					44,085,193.40

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
26	Investment Earnings on Collection Account					81,464.85

27	Total Available Funds, prior to Servicer Advances					44,166,658.25

28	Servicer Advance					2,180,763.11

29	Total Available Funds					46,347,421.36

29b	Reserve Account Draw					932,638.27

29c	Available for Distribution					47,280,059.63

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					2,043,409.38
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					469,215.08
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					951,575.85
40	Subtotal: Remaining Available Funds				43,810,859.31
41	Principal Distribution Amount (Item 59)				43,810,859.31
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					43,810,859.31
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		10,147,154.43
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		33,663,704.88
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount		43,810,859.31

55	Remaining Available Funds plus Servicer Advance		42,878,221.04
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		932,638.27
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		932,638.27
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		43,810,859.31

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		44,166,658.25
62	Less: Payment Date Advance Reimbursement (Item 71)		2,043,409.38
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		469,215.08
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		951,575.85

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		40,697,457.93
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		2,180,763.11

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 54 minus Item 66 and Item 67, else 0)		2,180,763.11

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		2,043,409.38
71	Payment Date Advance Reimbursement		2,043,409.38
72	Additional Payment Advances for current period		2,180,763.11

73	Ending Balance of Payment Advance		2,180,763.11

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		57,065,217.39
76	Initial Reserve Account Balance		24,456,521.74

77	Beginning Reserve Account Balance		57,065,217.39
78	Plus: Net Investment Income for the Collection Period		105,407.29

79	Subtotal: Reserve Fund Available for Distribution		57,170,624.68
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		932,638.27

82	Subtotal Reserve Account Balance		56,237,986.41
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		56,237,986.41

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		(827,230.98)

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	1,660	23,142,993.39
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(19,198,460.85)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(869,811.59)
89	Less: Excess Wear and Tear Received		(156,068,87)
90	Less: Excess Mileage Received		(235,759.57)

91	Current Period Net Residual Losses/(Gains)	1,660	2,682,892.51

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	17,515	16,812,130.64
94	Current Period Net Residual Losses (Item 91)	1,660	2,682,892.51

95	Ending Cumulative Net Residual Losses	19,175	19,495,023.15

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.20%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,630,434,784	519,247,241
99	Number of Current Contracts		80,341	36,161
100	Weighted Average Lease Rate		6.50%	6.20%
101	Average Remaining Term		29.38	6.07
102	Average Original Term		42.19	44.27
103	Monthly Prepayment Speed			76,78%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	38,560	586,549,779	563,058,100
105	Depreciation/Payments		(7,979,806)	(10,147,154)
106	Gross Credit Losses	(35)	(538,851)	(585,396)
107	Early Terminations	(704)	(10,340,898)	(9,935,316)
108	Scheduled Terminations	(1,660)	(24,630,063)	(23,142,993)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	36,161	543,060,162	519,247,241

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	35,137	504,459,396	97.15%
113	31 - 90 Days Delinquent	880	12,593,153	2.43%
114	90+ Days Delinquent	144	2,194,692	0.42%

115	Total	36,161	519,247,241	100.00%

			Units	Amounts
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		35	585,396
118	Aggregate Liquidation Proceeds on charged-off units			(232,799)
119	Recoveries on charged-off units			(7,715)

120	Current Period Aggregate Net Credit Losses/(Gains)		35	344,881

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		1,199	8,920,226
123	Current Period Net Credit Losses (Item 120)		35	344,881

124	Ending Cumulative Net Residual Losses		1,234	9,265,107

125	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.57%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

3/20/2005	60,477,279
4/20/2005	55,870,177
5/20/2005	44,453,669
6/20/2005	23,757,729
7/20/2005	33,600,114
8/20/2005	48,510,020
9/20/2005	26,629,668
10/20/2005	24,010,632
11/20/2005	30,541,416
12/20/2005	22,646,208
1/20/2006	19,275,622
2/20/2006	21,589,744
3/20/2006	18,165,276
4/20/2006	21,661,126
5/20/2006	5,668,046
6/20/2006	2,659,880
7/20/2006	13,651,214
8/20/2006	37,992,656
9/20/2006	5,355,304
10/20/2006	1,061,790
11/20/2006	844,928
12/20/2006	788,054
1/20/2007	33,824
2/20/2007	1,754
3/20/2007	471
4/20/2007	474
5/20/2007	165

Total	519,247,241

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.